UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2022
____________________

Brigham Minerals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Drive,	Suite 200
Austin,	TX	78730
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(512)	220-6350
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Brigham Minerals, Inc., a Delaware corporation (the “Company”), held on May 24, 2022 (the “Annual Meeting”), the matters voted upon, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 13, 2022.

Proposal 1—Election of Directors
The Company’s stockholders elected the following nominees for Class III directors to serve three-year terms expiring at the 2025 Annual Meeting of Stockholders:

	For	Against	Abstentions	Broker Non-Votes
Ben M. “Bud” Brigham	36,266,702	14,260,368	43,180	4,087,117

Gayle Lee Burleson	50,251,237	192,579	126,434	4,087,117

John R. “J.R.” Sult	37,222,716	13,306,989	40,545	4,087,117

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following vote:

For	Against	Abstentions	Broker Non-Votes
53,912,989	657,739	86,639	0

Proposal 3—Advisory Vote to Approve the Company’s Executive Compensation
The Company’s stockholders approved, on an advisory basis, the Company’s compensation of its named executive officers by the following vote:

For	Against	Abstentions	Broker Non-Votes
50,031,748	473,986	64,516	4,087,117

Proposal 4—Advisory Vote on the Frequency of Advisory Votes to Approve the Company’s Executive Compensation
With respect to the advisory vote on the frequency with which to hold future advisory votes to approve the Company’s compensation of its named executive officers, “One Year” received the highest number of affirmative votes cast for the proposal at the meeting:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
49,948,522	25,419	578,924	17,385	4,087,117

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2022	BRIGHAM MINERALS, INC.

		By:	/s/ Kari A. Potts
		Name:	Kari A. Potts
		Title:	Vice President, General Counsel, Compliance Officer
and Corporate Secretary